Class A:    GERAX    Class C:    GERCX    Institutional:    GERIX    Class IR:    GIRPX

Before you invest, you may want to review the Goldman Sachs Structured Emerging Markets Equity Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated February 28, 2012, as amended to date, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 52 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-109 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Class IR
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional	Class IR
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.46%	0.46%	0.31%	0.46%
Total Annual Fund Operating Expenses	1.71%	2.46%	1.31%	1.46%
Expense Limitation[2]	(0.26)%	(0.26)%	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Expense Limitation	1.45%	2.20%	1.05%	1.20%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.014% of the Fund’s average daily net assets through at least February 28, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$1,035	$1,404	$2,438
Class C Shares
– Assuming complete redemption at end of period	$323	$742	$1,287	$2,777
– Assuming no redemption	$223	$742	$1,287	$2,777
Institutional Shares	$107	$390	$693	$1,556
Class IR Shares	$122	$436	$773	$1,724

PORTFOLIO TURNOVER

The Fund pays transactions costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of port- folio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not rejected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2011 was 200% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers. Currently, emerging countries include, among others, Central and South American, African, Asian and Eastern European countries. Under normal circumstances, the Fund will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country.

The portfolio management team uses two distinct strategies—a bottom-up stock selection strategy and a top-down country/ currency selection strategy—to manage the Fund.

The Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock and country/ currency selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including, but not limited to, such investment themes as: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The Fund seeks to maximize its expected return, while maintaining risk, style, capitalization and industry characteristics similar to the MSCI® Emerging Markets Standard Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (“MSCI® Emerging Markets (net) Index”), adjusted for the Investment Adviser’s country views. Additionally, the portfolio management team’s views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries. MSCI® Emerging Markets (net) Index is designed to measure equity market performance of the large and mid market capitalization segments of emerging markets.

The Fund may also invest in fixed income securities that are considered to be cash equivalents.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Emerging Countries Risk. The securities markets of most emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

3        SUMMARY PROSPECTUS — GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Liquidity Risk. The risk that the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Management Risk. The risk that a strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back of the Prospectus.

Performance reflects expense limitations in effect.

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2011	1 Year	Since Inception
Class A Shares (Inception 10/05/07)
Returns Before Taxes	-23.22%	-7.14%
Returns After Taxes on Distributions	-22.97%	-7.06%
Returns After Taxes on Distributions and Sale of Fund Shares	-14.51%	-5.72%
MSCI® Emerging Markets Standard Index (net of withholding taxes) (reflects no deduction for fees or expenses)	-18.42%	-4.72%
Class C Shares (Inception 10/05/07)
Returns Before Taxes	-20.24%	-6.47%
MSCI® Emerging Markets Standard Index (net of withholding taxes) (reflects no deduction for fees or expenses)	-18.42%	-4.72%
Institutional Shares (Inception 10/05/07)
Returns Before Taxes	-18.49%	-5.52%
MSCI® Emerging Markets Standard Index (net of withholding taxes) (reflects no deduction for fees or expenses)	-18.42%	-4.72%
Class IR Shares (Inception 08/31/10)
Returns Before Taxes	-18.80%	-0.78%
MSCI® Emerging Markets Standard Index (net of withholding taxes) (reflects no deduction for fees or expenses)	-18.42%	-2.03%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Equity Alpha Strategies, has managed the Fund since 2011; William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Strategies, has managed the Fund since 2010; Len Ioffe, CFA, Managing Director and Portfolio Manager, has managed the Fund since 2008; Dennis Walsh, Vice President, has managed the Fund since 2012; and Steve Jeneste, CFA, Managing Director, has managed the Fund since 2012.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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